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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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      Date of Report (Date of Earliest Event Reported): November 16, 2000

                             THE GRAND UNION COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-26602                                        22-1518276
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(Commission File Number)                   (I.R.S. Employer Identification No.)

201 WILLOWBROOK BOULEVARD
WAYNE, NEW JERSEY                                                 07470
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(Address of Principal Executive offices)                        (Zip Code)

                                 (973) 890-6000
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)
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NY2:\985656\01\L4JC01!.DOC\50318.0009
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ITEM 5.           OTHER EVENTS.

                  On November 16, 2000, The Grand Union Company (the "Company") conducted an auction of its assets in accordance with procedures approved by the Bankruptcy Court. Following the auction, the Company announced that no higher or better offers had been received and that the Company would proceed with the previously announced transaction to sell substantially all of its assets to C&S Wholesale Grocers, Inc., the Company's principal supplier. The press release announcing the results of the auction to sell its assets, which is filed as
Exhibit 99.1 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.

                  On November 27, 2000, the Company announced that Jeffrey P. Freimark had been named President and Chief Executive Officer of the Company following the resignation of Gary Philbin from those positions and as a director of the Company. Mr. Freimark will continue to serve as a director and the Company's Chief Financial Officer, Treasurer and Chief Administrative Officer. The press release announcing the changes in management, which is filed as
Exhibit 99.2 to this Form 8-K and hereby incorporated by reference, contains a more complete description of such events.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

Exhibit No.                Exhibit
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99.1                       Press Release, dated November 17, 2000.

99.2                       Press Release, dated November 27, 2000.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     THE GRAND UNION COMPANY


Date:    November 28, 2000.          By: /s/ Glenn J. Smith
                                        --------------------------------
                                     Glenn J. Smith
                                     Senior Vice President











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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
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99.1                       Press Release, dated November 17, 2000.

99.2                       Press Release, dated November 27, 2000.










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